Exhibit 99.1

Molecular Templates Strengthens Board of Directors and Management Team

Industry Veteran Gabriela Gruia, M.D., appointed to Board of Directors

Megan Filoon promoted to General Counsel

AUSTIN, Texas, March 2, 2022 (GLOBE NEWSWIRE) — Molecular Templates, Inc. (Nasdaq: MTEM, “Molecular Templates,” or “MTEM” or “the Company”), a clinical-stage biopharmaceutical company focused on the discovery and development of proprietary targeted biologic therapeutics, engineered toxin bodies (ETBs), today announced the appointment of Gabriela Gruia, M.D., to its Board of Directors and the promotion of Megan Filoon to General Counsel.

“Dr. Gruia brings a wealth of industry knowledge to our Board of Directors,” said Barry Selick, Ph.D., Chairman of the Board of Molecular Templates. “She has an impressive track record in global regulatory strategy and clinical operations, having played a leading role in development and regulatory approval of a number of well-known anti-cancer agents. We look forward to leveraging her scientific and strategic expertise as we continue to advance our ETB platform.”

Dr. Gruia stated, “I am pleased to have the opportunity to join the Molecular Templates Board of Directors. The ETB platform is a powerful and versatile technology that has the potential to generate novel and innovative therapeutics against a range of tumors. I look forward to providing my insights as the Company advances its pipeline of promising therapeutic candidates.”

Dr. Gruia is an oncologist with over 25 years of experience in oncology drug development, spanning cell and gene therapy, bi-specifics, biologics, immunotherapy, and small molecules. Dr. Gruia previously served as Chief Development Officer at Ichnos Sciences, where she oversaw development activities for several key functions, including Clinical Development and Clinical Operations, Regulatory Sciences, Clinical Pharmacology, Toxicology, and Biostatistics. Prior to Ichnos Sciences, Dr. Gruia was Senior Vice President and Global Head of Regulatory Affairs for Novartis Oncology, where she led the world class oncology regulatory affairs organization and oversaw all regulatory activities in close partnership with research collaborators, preclinical development, development organization and senior management. While at Novartis, Dr. Gruia spearheaded the worldwide submission and approval of multiple new molecular entities, including Tasigna®, Jakavi®, Afinitor®, Signifor®, Zykadia®, Farydak®, Rydapt®, Odomzo®, Kisqali®, Kymriah®, Adakveo®, and Piqray®. Prior to that, she held oncology clinical research and development roles at Pfizer, Pharmacia, Aventis, and Rhone Poulenc Rorer. Dr. Gruia earned a doctorate in medicine from Bucharest Medical School in Romania and a Masters in Breast Pathology and Mammography from the Rene Huguenin/Curie Institute Cancer Center in Paris, France. She completed training in oncology and hematology at Rene Descartes University in Paris, France.

Megan Filoon joined Molecular Templates in May 2018 as Corporate Counsel and most recently served as Vice President, Legal. During her time at Molecular Templates, Ms. Filoon has managed the day-to-day operations of the legal and human resources groups and served as corporate secretary. She has been responsible for advising the senior management team on all legal activities, including corporate governance, securities, real estate and employment matters. Prior to joining Molecular Templates, Ms. Filoon was a Corporate Associate at Blank Rome LLP from 2013 to 2018, where she represented public and private companies in mergers and acquisitions, asset sales, securities offerings, business formation and corporate governance matters. Ms. Filoon earned her Juris Doctor from Rutgers School of Law, where she was the Business Editor of the Rutgers Journal of Law and Public Policy, and received a Bachelor of Arts in History and Political Science from Boston University.

“Megan’s diverse and extensive legal expertise and her track record of success make her a great addition to the MTEM senior management team,” said Eric Poma, CEO and CSO of Molecular Templates.

About Molecular Templates

Molecular Templates is a clinical-stage biopharmaceutical company focused on the discovery and development of targeted biologic therapeutics. Our proprietary drug platform technology, known as engineered toxin bodies, or ETBs, leverages the resident biology of a genetically engineered form of Shiga-like Toxin A subunit to create novel therapies with potent and differentiated mechanisms of action for cancer and other serious diseases.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Molecular Templates disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act’s Safe Harbor for forward-looking statements. All statements, other than statements of historical facts, included in this press release regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Molecular Templates may identify forward-looking statements. Examples of such statements include, but are not limited to, statements regarding the safety or potential efficacy of Molecular Templates’ drug or biologic candidates, including the anticipated benefits of Molecular Templates’ next-generation ETBs and ETB platform; statements relating to the development and evaluation of MT-5111, MT-0169, and MT-6402; the expected timing of submitting various IND applications and conducting studies and generating data; Molecular Templates’ receipt of future development, regulatory and sales milestones and royalty payments; the expected participation and presentation at upcoming conferences; the length of time for which Molecular Templates’ cash resources are expected to be sufficient; the anticipated effects of the COVID-19 pandemic on Molecular Templates’ ongoing clinical studies, manufacturing and preclinical development; and Molecular Templates’ belief that its proprietary biologic drug platform technology, or ETBs, provides for a differentiated mechanism of action that may address some of the limitations associated with currently available cancer therapeutics.

Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors including, but not limited to, the uncertainties inherent in the preclinical and clinical development process; whether Molecular Templates’ cash resources will be sufficient to fund its continuing operations for the periods and/or trials anticipated; Molecular Templates’ ability to timely enroll patients in its clinical trials; the ability of Molecular Templates’ to protect its intellectual property rights; risks from global pandemics including COVID-19; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in Molecular Templates’ filings with the SEC. There can be no assurance that any of Molecular Templates’ drug or biologic candidates will be successfully developed, manufactured or commercialized, that final results of clinical trials will be supportive of regulatory approvals required to market products, or that any of the forward-looking information provided herein will be proven accurate. Any forward-looking statements contained in this press release speak only as of the date hereof, and Molecular Templates specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

Contacts:

Sean McLennan

Interim Chief Financial Officer

sean.mclennan@mtem.com

512-334-6664

Joyce Allaire

LifeSci Advisors, LLC

jallaire@lifesciadvisors.com